UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 25, 2000
                                                 -------------------------------



                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-76801              52-1495132
------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street,  Edison,  New Jersey                           08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (732) 205-0600
                                                   -----------------------------



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Deutsche Bank Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------
            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Computational Materials
                                                prepared by Deutsche Bank
                                                Securities Inc. in connection
                                                with Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2000-S7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



August 28, 2000

                                   By: /s/ Eileen Lindblom
                                      --------------------
                                      Name: Eileen Lindblom
                                      Title: Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Computational Materials prepared by                   (P)
                  Deutsche Bank Securities Inc.
                  in connection with Chase Mortgage
                  Finance Corporation, Multi-Class
                  Mortgage Pass-Through Certificates,
                  Series 2000-S7.